                                                   SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C., 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                                                             July 24, 2001
                                           Date of Report (Date of earliest event reported)

                                                          Acxiom Corporation
                                        (Exact name of registrant as specified in its charter)

              Delaware                                 0-13163                              71-0581897
           (State or other                           (Commission                           (IRS Employer
           jurisdiction of                          File Number)                        Identification No.)
           incorporation)

       P.O. Box 8180, 1 Information Way, Little Rock, Arkansas                              72203-8180
               (Address of principal executive offices)                                     (Zip Code)

                                  Registrant's telephone number, including area code: (501) 342-1000

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

            On July 23, 2001, Acxiom Corporation (the "Company") issued a press release announcing its financial results for the first quarter of fiscal 2002 and provided certain forward-looking information ("Press Release").  A conference call was held at 8:00
CDT on Tuesday, July 24, 2001 wherein the Company's management provided information about the company and answered a series of questions. The text of the transcript of the conference call is attached as an Exhibit to this report and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits.

                       99(a)      Transcript of July 24, 2001 Conference Call

                                                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              Acxiom Corporation

Date:    July 26, 2001                                          /s/ Catherine L. Hughes
                                                              -----------------------------------------------
                                                              Catherine L. Hughes
                                                              Secretary and Corporate Counsel